EXHIBIT 10.13

AMENDMENT NO. 1
TO
CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), dated as of July 28, 2011, is entered into by and among AVAGO TECHNOLOGIES FINANCE PTE. LTD. (company registration number 200512223N), a company incorporated under the Singapore Companies Act (the “Borrower”), Lenders constituting Required Lenders (in each case, as defined in the Credit Agreement described below) and CITICORP INTERNATIONAL LIMITED (the “Agent”), as administrative agent for the Lenders. Capitalized terms used and not defined elsewhere in this Amendment shall have the meanings ascribed to them in the Credit Agreement (defined below).
RECITALS:
WHEREAS, the Borrower, certain of its affiliates as guarantors, the Lenders and the Agent have entered into that certain Credit Agreement, dated as of March 31, 2011 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, board of directors of Parent has authorized the repurchase by Parent of up to 10% of its outstanding ordinary shares (the “Share Repurchase”);
WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement to provide that, notwithstanding Parent engaging in the Share Repurchase, the Borrower will continue to be permitted to satisfy the requirements of Section 5.01(j)(i) of the Credit Agreement for the first three quarterly accounting periods in each fiscal year of the Borrower by furnishing the financial statements and certificates described in the second proviso in Section 5.01(j)(i) of the Credit Agreement, in lieu of the Section 5.01(j)(i) Financial Statements and Certificates; and
Whereas, in accordance with Section 9.01 of the Credit Agreement, the Agent and the Lenders party hereto constituting the Required Lenders agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1.Amendment to Section 5.01(j)(i)(A). Effective as of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended by deleting Section 5.01(j)(i)(A) in its entirety and replacing it as follows:
“(A) Parent only conducts, transacts or otherwise engages in, or commits to conduct, transact or otherwise engage in, any business or operations incidental to (x) its ownership of the Stock and Stock Equivalents of Holdings, (y) its Stock and Stock Equivalents, including, without limitation, the payment of dividends, the repurchase of its Stock and any public or private offering of its Stock and Stock Equivalents and (z) subject to Section 5.02(j), intercompany debt between Parent and its Subsidiaries,”
SECTION 2.Conditions Precedent to Effectiveness of this Amendment. This Amendment shall become effective as of the first date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or duly waived:
(a)Certain Documents. The Agent shall have received each of the following, each in form and substance reasonably satisfactory to the Agent:
(i)this Amendment, duly executed by the Borrower and Lenders constituting Required Lenders;
(ii)a certificate of the chief financial officer or other authorized financial officer of Parent, dated as of the Effective Date, as to compliance with clauses (A), (B) and (C) of the second proviso in Section 5.01(j)(i) of the Credit Agreement (after giving effect to this Amendment); and
(iii)a certificate signed by a duly authorized officer of the Borrower, dated the Effective Date, as to the satisfaction of the conditions set forth in clauses (c) and (d) below.
(b)Payment of Fees, Costs and Expenses. The Agent shall have received payment of all reasonable costs and expenses, including the reasonable fees and expenses of counsel, including as required by Section 5 hereof.
(c)Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct in all material respects.
(d)No Default. As of the Effective Date, no event has occurred and is continuing, or would result from this Amendment, that constitutes a Default.
SECTION 3.Representations and Warranties. The Borrower hereby represents and warrants to the Agent and each Lender as follows:
(a)On the Effective Date, after giving effect to this Amendment, the representations and warranties contained in Section 4.01 (other than the representation set forth in subsection (h) thereof) of the Credit Agreement are true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of such date (unless such representation and warranty relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date).
(b)The execution, delivery and performance by the Borrower of this Amendment and each other documents to be delivered by it in connection herewith, and the consummation of the transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower's charter or by-laws (or other constituent documents) or (ii) any law or any contractual restriction binding on or affecting the Borrower.

(a)This Amendment has been, and each of the other documents to be delivered by the Borrower when delivered hereunder will have been, duly executed and delivered by the Borrower. This Amendment is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law).
SECTION 4.Continuing Effect. Except as expressly set forth in this Amendment, all of the terms and provisions of the Credit Agreement and any other Loan Document are and shall remain in full force and effect and the Loan Parties shall continue to be bound by all of such terms and provisions. The Amendment provided for herein is limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Agent's, any Lender's or any Issuing Bank's willingness to amend or waive, any other provisions of the Credit Agreement or any other Loan Document or the same sections of any of them for any other date or purpose.
SECTION 5.Costs and Expenses. As provided in Section 9.04 of the Credit Agreement, the Borrower agrees to reimburse the Agent for all reasonable costs and expenses, including the reasonable fees and expenses of counsel with respect to this Amendment.
SECTION 6.Reference to and Effect on the Loan Documents.
(a)As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
(b)Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or any Issuing Bank under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
SECTION 7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.Governing Law. This Amendment and the rights and obligations hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9.Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
SECTION 10.Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT.

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.
AVAGO TECHNOLOGIES FINANCE PTE. LTD.
By: /s/ Douglas R. Bettinger
Name: Douglas R. Bettinger
Title: Senior Vice President and Chief
Financial Officer

CITICORP INTERNATIONAL LIMITED
as Agent
By: /s/ Donny Lam
Name: Donny Lam
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CITIBANK, N.A.
as Lender

By: /s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BARCLAYS BANK PLC
as Lender
By: /s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

OVERSEA-CHINESE BANKING
CORPORATION LTD.
as Lender
By: /s/Elaine Lam
Name: Elaine Lam
Title: Head Wholesale Corporate
Marketing Global Corporate Banking
OCBC Bank

Signature Page to Amendment No. 1 to Credit Agreement

DBS BANK LTD
as Lender
By: /s/Vivek Chandy
Name: Vivek Chandy
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

DEUTSCHE BANK AG NEW YORK
BRANCH
as Lender
By: /s/Ross Levitsky
Name: Ross Levitsky
Title: Managing Director
By: /s/Ming K Chu
Name: Ming K Chu
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

MORGAN STANLEY BANK, N.A.
as Lender
By: /s/Sharon Bazbaz
Name: Sharon Bazbaz
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement

AUSTRALIA AND NEW ZEALAND
BANKING GROUP LIMITED, SINGAPORE
BRANCH
as Lender
By: /s/Silas Lee
Name: Silas Lee
Title: Head of Corporate & Institutional
Banking, Singapore

Signature Page to Amendment No. 1 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD. Singapore Branch
as Lender
By: /s/Koki Itakaru
Name: Koki Itakaru
Title: Deputy General Manager

Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A.
as Lender
By: /s/Goh Siew Tan
Name: Goh Siew Tan
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement